UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2026

LEGATO MERGER CORP. III

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41945	98-1761148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Third Avenue, 37th Floor
 New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

(212) 319-7676

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one-half of one redeemable warrant	LEGT U	NYSE American
Ordinary shares, par value $0.0001 per share	LEGT	NYSE American
Redeemable warrants, exercisable for ordinary shares at an exercise price of $11.50 per share	LEGT WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed, on November 12, 2025, Legato Merger Corp. III, a Cayman Islands exempted company (“Legato” or the “Company”), Einride AB, a limited liability company formed under the laws of Sweden (“Einride”), and Einride Cayman Sub Limited, a Cayman Islands exempted company and a direct, wholly-owned subsidiary of Einride (“Merger Sub”), entered into a Business Combination Agreement, which was amended by Amendment No. 1 to Business Combination Agreement, dated February 26, 2026, Amendment No. 2 to Business Combination Agreement, dated March 5, 2026, and Amendment No. 3 to Business Combination Agreement, dated April 17, 2026 (as amended, the “Business Combination Agreement”).

On June 9, 2026 (the “Closing Date”), pursuant to the Business Combination Agreement, Legato merged with and into Merger Sub, with Merger Sub surviving the merger as a direct, wholly-owned subsidiary of Einride (the “Merger”). The Merger and the other transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination.” As a result of the Merger, Legato ceased to exist as a separate legal entity, and the securityholders of Legato became securityholders of Einride.

Immediately prior to the effective time of the Merger, each outstanding unit of Legato separated into its component securities, and the underlying ordinary shares and warrants were treated as described below. At the effective time of the Merger, each issued and outstanding ordinary share of Legato, par value $0.0001 per share, was automatically cancelled and converted into and exchanged for one ordinary share of Einride in the form of one American depositary share of Einride, each representing one ordinary share of Einride (an “ADS”). Each outstanding whole warrant of Legato was assumed by Einride (the “Einride Warrants”) and became exercisable to purchase one ordinary share of Einride in the form of one ADS.

In connection with the consummation of the Business Combination, Einride consummated its previously announced private placement of an aggregate of 12,235,420 ADSs for an aggregate purchase price of $113.3 million and issued warrants (the “PIPE Warrants”) to purchase an aggregate of 18,353,130 ADSs pursuant to subscription agreements entered into with certain investors. The PIPE Warrants are exercisable for ADSs at an exercise price of $10.90 per ADS, subject to adjustment as set forth therein, and expire five years after the date of issuance.

In connection with the extraordinary general meeting of Legato, holders of 16,596,675 ordinary shares of Legato exercised their right to redeem such shares for a pro rata portion of the funds in Legato’s trust account. After giving effect to such redemptions and the consummation of the Business Combination, Einride has 140,039,054 ordinary shares, of which 16,639,056 are represented by ADSs, and 10,340,313 Einride Warrants outstanding.

Following the consummation of the Business Combination, the ADSs and Einride Warrants commenced trading on The Nasdaq Stock Market LLC under the ticker symbols “ENRD” and “ENRDW,” respectively, on June 10, 2026.

The foregoing description of the Business Combination Agreement, the amendments thereto and the Business Combination does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, which was filed as Exhibit 2.1 to Legato’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 12, 2025, Amendment No. 1 to Business Combination Agreement, which was filed as Exhibit 2.1 to Legato’s Current Report on Form 8-K filed with the SEC on February 26, 2026, Amendment No. 2 to Business Combination Agreement, which was filed as Exhibit 2.3 to Einride’s Registration Statement on Form F-4 filed with the SEC on April 21, 2026, and Amendment No. 3 to Business Combination Agreement, which was filed as Exhibit 2.5 to Einride’s Registration Statement on Form F-4 filed with the SEC on April 21, 2026, each of which is incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, Legato, Einride and Equiniti Trust Company, LLC, as warrant agent, entered into an assignment, assumption and amendment to warrant agreement (the “Amended Warrant Agreement”), which amended that certain Warrant Agreement, dated February 5, 2024, by and between Legato and Equiniti Trust Company, LLC, to provide for, among other things, the assignment by Legato to Einride of all of Legato’s rights, interests and obligations in and under the Warrant Agreement and the assumption by Einride of such rights, interests and obligations. Pursuant to the Amended Warrant Agreement, each outstanding warrant of Legato ceased to be exercisable for ordinary shares of Legato and became exercisable for ordinary shares of Einride in the form of ADSs.

On the Closing Date, Einride, Legato, certain shareholders of Legato and certain shareholders of Einride entered into a registration rights agreement (the “New Registration Rights Agreement”), pursuant to which, among other things, Einride agreed to file a registration statement for the resale of certain securities held by the parties thereto on a continuous or delayed basis and to have such registration statement declared effective as soon as practicable. The New Registration Rights Agreement replaced the registration rights agreement, dated February 5, 2024, by and between Legato and certain securityholders (the “IPO Registration Rights Agreement”).

The foregoing descriptions of the Amended Warrant Agreement and the New Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Warrant Agreement and the New Registration Rights Agreement, copies of which are filed as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Business Combination, the Investment Management Trust Agreement, effective as of February 5, 2024, by and between Legato and Equiniti Trust Company, LLC, and the terminated in accordance with its terms following the distribution of the funds in Legato’s trust account. In connection with the consummation of the Business Combination, the IPO Registration Rights Agreement was replaced by the New Registration Rights Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 1.01 and 1.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Business Combination, on the Closing Date, Legato and Einride notified NYSE American that the Merger had been consummated and that Legato’s outstanding securities had been converted into ADSs and Einride Warrants, as described in the Introductory Note above. Legato and Einride requested that NYSE American delist Legato’s units, ordinary shares and warrants. Following the consummation of the Business Combination, the ADSs and Einride Warrants are expected to commence trading on The Nasdaq Stock Market LLC under the ticker symbol “ENRD” and “ENRD,” respectively, on June 10, 2026.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the consummation of the Business Combination, a change in control of Legato occurred. Legato merged with and into Merger Sub, with Merger Sub surviving the Merger as a direct, wholly-owned subsidiary of Einride. As a result of the Merger, Legato ceased to exist as a separate legal entity.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Effective upon the consummation of the Business Combination, each of Legato’s directors and officers resigned from his or her respective position with Legato. These resignations were not the result of any disagreement between Legato and such directors or officers on any matter relating to Legato’s operations, policies or practices.

Following the consummation of the Business Combination, the directors and executive officers of Einride are as described in the definitive proxy statement/prospectus filed with the SEC in connection with the Business Combination, as supplemented or updated by any subsequent filings made by Einride with the SEC.

Item 5.06	Change in Shell Company Status.

As a result of the consummation of the Business Combination, Legato ceased to be a shell company. The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 9, 2026, Legato and Einride issued a press release announcing the consummation of the Business Combination. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The foregoing Exhibit 99.1 is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibits 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit No.	Description
2.1	Business Combination Agreement, dated November 12, 2025, by and among Einride AB, Einride Cayman Sub Limited and Legato Merger Corp. III (incorporated by reference to Exhibit 2.1 to Legato’s Current Report on Form 8-K filed with the SEC on November 12, 2025).
2.2	Amendment No. 1 to Business Combination Agreement, dated February 26, 2026, by and among Einride AB, Einride Cayman Sub Limited and Legato Merger Corp. III (incorporated by reference to Exhibit 2.1 to Legato’s Current Report on Form 8-K filed with the SEC on February 26, 2026).
2.3	Amendment No. 2 to Business Combination Agreement, dated March 5, 2026, by and among Einride AB, Einride Cayman Sub Limited and Legato Merger Corp. III (incorporated by reference to Exhibit 2.3 to Einride’s Registration Statement on Form F-4 filed with the SEC on April 21, 2026).
2.4	Amendment No. 3 to Business Combination Agreement, dated April 17, 2026, by and among Einride AB, Einride Cayman Sub Limited and Legato Merger Corp. III (incorporated by reference to Exhibit 2.5 to Einride’s Registration Statement on Form F-4 filed with the SEC on April 21, 2026).
4.1*	Amendment, Assignment and Assumption Agreement to Warrant Agreement, dated June 9, 2026, by and among Legato Merger Corp. III, Einride AB and Equiniti Trust Company, LLC.
10.1*	Registration Rights Agreement, dated June 9, 2026, by and among Einride AB, Legato Merger Corp. III and the other parties thereto.
99.1**	Press Release, dated June 9, 2026.
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
**	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2026	LEGATO MERGER CORP. III

	By:	/s/ Roozbeh Charli
		Name:	Roozbeh Charli
		Title:	Director